UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Techpoint, Inc.

(Name of Registrant as Specified In Its Charter)

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ANNUAL  MEETING  OF  SHAREHOLDERS  OF    TECHPOINT,  INC.    June  4,  2020    PROXYVOTINGINSTRUCTIONS INTERNET  -Access  “www.voteproxy.com”  and  follow  the  on-screen  instructions  or  scan  the  QR  code  with  your  smartphone.  Have  your  proxy  card  available  when  you  access  the  web  page.    Vote  online  until  11:59  PM  EST  the  day  before  the  meeting.     MAIL  -Sign,  date  and  mail  your  proxy  card  in  the  envelope  provided  as  soon  as  possible.    IN  PERSON  -You  may  vote  your  shares  in  person  by  attending  the  Annual  Meeting.    GO  GREEN  -e-Consent  makes  it  easy  to  go  paperless.  With  e-Consent,  you  can  quickly  access  your  proxy  material,  statements  and  other  eligible  documents  online,  while  reducing  costs,  clutter  and  paper  waste.  Enroll  today  via  www.astfinancial.com  to  enjoy  online  access.    COMPANY  NUMBER  ACCOUNT  NUMBER    NOTICE  OF  INTERNET  AVAILABILITY  OF  PROXY  MATERIAL:  The  Notice  of  Meeting,  proxy  statement  and  proxy  card  are  available  at  www.techpointinc.com/investor_relations.html     Please  detach  along  perforated  line  and  mail  in  the  envelope  provided  IF  you  are  not  voting  via  the  Internet.    20630000000000001000  5  060420     THEBOARDOFDIRECTORSRECOMMENDSAVOTE“FORALLNOMINEES”INTHEELECTIONOFDIRECTORSAND"FOR"PROPOSAL2. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHERExFORAGAINSTABSTAIN 1.  Election  of  Directors:  2.  RATIFICATION  OF  APPOINTMENT  OF  BDO  USA,  LLP  AS  INDEPENDENT  REGISTERED  PUBLIC  ACCOUNTING  FIRM  NOMINEES:    FOR  FISCALYEAR  2020.    FOR  ALL  NOMINEES  O  Fumihiro  Kozato  O  Feng  Kuo  WITHHOLD  AUTHORITY  O  Fun-Kai  Liu    In  their  discretion,  the  proxies  are  authorized  to  vote  upon  such  other  business  as  FOR  ALL  NOMINEES  O  Koji  Mori    may  properly  come  before  the  Annual  Meeting.  This  proxy  when  properly  executed  O  Robert  Cochran    will  be  voted  as  directed  herein  by  the  undersigned  shareholder.  If  no  direction  is    FOR  ALL  EXCEPT    O  Yaichi  Aoshima    made,  this  proxy  will  be  voted  FOR  ALL  NOMINEES  in  Proposal  1  and  FOR    (See  instructions  below)    Proposal  2.    INSTRUCTIONS:  To  withhold  authority  to  vote  for  any  individual  nominee(s),  mark  “FOR  ALL  EXCEPT”  and  fill  in  the  circle  next  to  each  nominee  you  wish  to  withhold,  as  shown  here:     MARK  “X”  HERE  IF  YOU  PLAN  TO  ATTEND  THE  MEETING.    To  change  the  address  on  your  account,  please  check  the  box  at  right  and  indicate  your  new  address  in  the  address  space  above.  Please  note  that  changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis  method.     Signature  of  Shareholder    Date:     SignatureofShareholderDate: Note:  Please  sign  exactly  as  your  name  or  names  appear  on  this  Proxy.  When  shares  are  held  jointly,  each  holder  should  sign.  When  signing  as  executor,  administrator,  attorney,  trustee  or  guardian,  please  give  full  title  as such.  If  the  signer  is  a  corporation,  please  sign  full  corporate  name  by  duly  authorized  officer,  giving  full  title  as  such.  If  signer  is  a  partnership,  please  sign  in  partnership  name  by  authorized  person.